                                                                    Exhibit 24.1
                                                                    ------------

                           OFFICERS AND DIRECTORS OF
                           AMERICASDOCTOR.COM, INC.

                               POWER OF ATTORNEY

Know all men by these presents, that the undersigned officers and/or directors of AmericasDoctor.com, Inc. (the "Company") hereby constitute and appoint C. Lee Jones and David R. Adamoli, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933, as amended, concerning certain shares of the Class A Common Stock, par value $.001 per share, of the Company to be offered in connection with the Company's Amended and Restated 1996 Employee Stock Option Plan and any and all amendments (including post-effective amendments) to such Registration Statement(s) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 26th day of March, 2001.

/s/ C. Lee Jones                           /s/ Ira Klimberg
--------------------------------------     -----------------------------
C. Lee Jones                               Ira Klimberg, M.D.
Chairman and Chief Executive Officer       Director

/s/ David R. Adamoli                       /s/ Joan Neuscheler
--------------------------------------     -----------------------------
David R. Adamoli                           Joan Neuscheler
Chief Financial Officer and Secretary      Director

/s/ Kevin T. Werner                        /s/ Zubeen Shroff
--------------------------------------     -----------------------------
Kevin T. Werner                            Zubeen Shroff
Director of Accounting                     Director

/s/ Stanley Brosman                        /s/ Francis Ziegler
--------------------------------------     -----------------------------
Stanley Brosman, M.D.                      Francis Ziegler
Director                                   Director

/s/ Fred L. Brown
--------------------------------------
Fred L. Brown
Director

                           OFFICERS AND DIRECTORS OF
                           AMERICASDOCTOR.COM, INC.

                               POWER OF ATTORNEY

Know all men by these presents, that the undersigned officers and/or directors of AmericasDoctor.com, Inc. (the "Company") hereby constitute and appoint C. Lee Jones and David R. Adamoli, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933, as amended, concerning certain shares of the Class A Common Stock, par value $.001 per share, of the Company to be offered in connection with the Company's Amended and Restated 1996 Director Stock Option Plan and any and all amendments (including post-effective amendments) to such Registration Statement(s) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 26th day of March, 2001.


/s/ C. Lee Jones                               /s/ Ira Klimberg
--------------------------------------         ---------------------------------
C. Lee Jones                                   Ira Klimberg, M.D.
Chairman and Chief Executive Officer           Director

/s/ David R. Adamoli                           /s/ Joan Neuscheler
--------------------------------------         ---------------------------------
David R. Adamoli                               Joan Neuscheler
Chief Financial Officer and Secretary          Director

/s/ Kevin T. Werner                            /s/ Zubeen Shroff
--------------------------------------         ---------------------------------
Kevin T. Werner                                Zubeen Shroff
Director of Accounting                         Director

/s/ Stanley Brosman                            /s/ Francis Ziegler
--------------------------------------         ---------------------------------
Stanley Brosman, M.D.                          Francis Ziegler
Director                                       Director

/s/ Fred L. Brown
--------------------------------------
Fred L. Brown
Director

                           OFFICERS AND DIRECTORS OF
                           AMERICASDOCTOR.COM, INC.

                               POWER OF ATTORNEY

Know all men by these presents, that the undersigned officers and/or directors of AmericasDoctor.com, Inc. (the "Company") hereby constitute and appoint C. Lee Jones and David R. Adamoli, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933, as amended, concerning certain shares of the Class A Common Stock, par value $.001 per share, of the Company to be offered in connection with the Company's 1996 Consultants Warrant Stock Plan and any and all amendments (including post-effective amendments) to such Registration Statement(s) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 26th day of March, 2001.

/s/ C. Lee Jones                                 /s/ Ira Klimberg
----------------------------------------         -------------------------------
C. Lee Jones                                     Ira Klimberg, M.D.
Chairman and Chief Executive Officer             Director

/s/ David R. Adamoli                             /s/ Joan Neuscheler
----------------------------------------         -------------------------------
David R. Adamoli                                 Joan Neuscheler
Chief Financial Officer and Secretary            Director

/s/ Kevin T. Werner                              /s/ Zubeen Shroff
----------------------------------------         -------------------------------
Kevin T. Werner                                  Zubeen Shroff
Director of Accounting                           Director

/s/ Stanley Brosman                              /s/ Francis Ziegler
----------------------------------------         -------------------------------
Stanley Brosman, M.D.                            Francis Ziegler
Director                                         Director

/s/ Fred L. Brown
----------------------------------------
Fred L. Brown
Director

                           OFFICERS AND DIRECTORS OF
                           AMERICASDOCTOR.COM, INC.

                               POWER OF ATTORNEY

Know all men by these presents, that the undersigned officers and/or directors of AmericasDoctor.com, Inc. (the "Company") hereby constitute and appoint C. Lee Jones and David R. Adamoli, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933, as amended, concerning certain shares of the Class A Common Stock, par value $.001 per share, of the Company to be offered in connection with the Company's 1994 Employee Stock Incentive Plan and any and all amendments (including post-effective amendments) to such Registration Statement(s) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 6th day of August, 2001.

/s/ C. Lee Jones                                 /s/ Ira Klimberg
----------------------------------------         -------------------------------
C. Lee Jones                                     Ira Klimberg, M.D.
Chairman and Chief Executive Officer             Director

/s/ David R. Adamoli                             /s/ Joan Neuscheler
----------------------------------------         -------------------------------
David R. Adamoli                                 Joan Neuscheler
Chief Financial Officer and Secretary            Director

/s/ Kevin T. Werner                              /s/ Zubeen Shroff
----------------------------------------         -------------------------------
Kevin T. Werner                                  Zubeen Shroff
Director of Accounting                           Director

/s/ Stanley Brosman                              /s/ Francis Ziegler
----------------------------------------         -------------------------------
Stanley Brosman, M.D.                            Francis Ziegler
Director                                         Director

/s/ Fred L. Brown
----------------------------------------
Fred L. Brown
Director

                           OFFICERS AND DIRECTORS OF
                           AMERICASDOCTOR.COM, INC.

                               POWER OF ATTORNEY

Know all men by these presents, that the undersigned officers and/or directors of AmericasDoctor.com, Inc. (the "Company") hereby constitute and appoint C. Lee Jones and David R. Adamoli, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933, as amended, concerning certain shares of the Class A Common Stock, par value $.001 per share, of the Company to be offered in connection with the Company's 1994 Director and Consultant Stock Incentive Plan and any and all amendments (including post-effective amendments) to such Registration Statement(s) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 6/th/ day of August, 2001.

/s/ C. Lee Jones                                 /s/ Ira Klimberg
----------------------------------------         -------------------------------
C. Lee Jones                                     Ira Klimberg, M.D.
Chairman and Chief Executive Officer             Director

/s/ David R. Adamoli                             /s/ Joan Neuscheler
----------------------------------------         -------------------------------
David R. Adamoli                                 Joan Neuscheler
Chief Financial Officer and Secretary            Director

/s/ Kevin T. Werner                              /s/ Zubeen Shroff
----------------------------------------         -------------------------------
Kevin T. Werner                                  Zubeen Shroff
Director of Accounting                           Director

/s/ Stanley Brosman                              /s/ Francis Ziegler
----------------------------------------         -------------------------------
Stanley Brosman, M.D.                            Francis Ziegler
Director                                         Director

/s/ Fred L. Brown
----------------------------------------
Fred L. Brown
Director